Exhibit 32 (b)

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Lisa A. Payne, Chief Financial Officer of Taubman Centers, Inc. (the "Registrant"), certify that based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2005 (the "Report"):

(i)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Lisa A. Payne	Date: March 1, 2006

Lisa A. Payne

Vice Chairman, Chief Financial Officer,

and Director (Principal Financial Officer)